Guinness Atkinson Funds

Alternative Energy Fund
Asia Focus Fund
Asia Pacific Dividend Fund
China & Hong Kong Fund
Global Energy Fund
Global Innovators Fund

Supplement dated February 27, 2007 to the
Prospectus dated April 30, 2006

PURCHASING, EXCHANGING & SELLING
When purchasing, exchanging or redeeming shares of the Guinness Atkinson Funds, investors must submit orders to the Funds by the applicable cut-off time in order to receive the net asset value (NAV) determined on that day. Previously, the Asia Focus, Asia Pacific Dividend, and China & Hong Kong Funds each had a cut-off time of 12:30 a.m. Eastern Time. Effective March 26, 2007, the cut-off time for each of these three Funds will change to 4:00 p.m. Eastern Time.

Within the subsections “Purchasing, Exchanging & Selling” and “Frequent Trading or Market Timing,” please delete any references to a 12:30 a.m. Eastern Time cut-off time, and replace these references with 4:00 p.m. Eastern Time as the cut-off time for the Asia Focus, Asia Pacific Dividend, and China & Hong Kong Funds.

In addition, the NAV for the Asia Focus, Asia Pacific Dividend, and China & Hong Kong Funds will be determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time) effective March 26, 2007. The NAVs for these Funds are determined on each day the NYSE is open for business. Within the subsection “Net Asset Value,” please delete any reference to the 12:30 a.m. valuation time.

ADDITIONAL EXCHANGE/REDEMPTION INFORMATION
Within the subsection “Finances — Fair Value Pricing,” replace the first paragraph with the following:

Fair Value Pricing. The occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, an affected Fund will value foreign securities at fair value, taking into account such events, in calculating NAV. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

FUND MANAGEMENT
Edward Guinness and Matthew Page now serve as the Co-Managers of the Alternative Energy Fund. Timothy W.N. Guinness continues to serve as Lead Manager of the Alternative Energy Fund. Edmund Harriss continues to serve as Co-Manager of the Global Energy and Global Innovators Funds, as well as Lead Manager of the Asia Pacific Dividend, Asia Focus and China & Hong Kong Funds. Within the section “Fund Management,” please insert the following two paragraphs within the subsection “Portfolio Management:”

Edward Guinness joined HSBC Investment Bank in London in 1998, where he worked in the corporate finance department in the Energy and Utilities Team and in the Telecoms and Technology Team. After leaving HSBC in 2002, he joined Tiedemann Investment Group in New York, where he worked as the analyst on the group’s risk arbitrage fund. In January 2006, he returned to London to join Guinness Atkinson Asset Management, where he is responsible for managing assets in both the energy and alternative energy sectors. Mr. Guinness has an MA in Engineering and Management Studies from Cambridge. Edward Guinness is the son of Timothy W.N. Guinness.

Matthew Page joined Guinness Atkinson in September 2005, prior to which he was employed by Goldman Sachs from July 2004 to August 2005. He graduated from Oxford University with a Masters in Physics in June 2004.

Please retain this supplement with your Prospectus for future reference.